Exhibit 10.71

             TRANSFER RESTRICTION AND OPTIONAL CONVERSION AGREEMENT

            This Transfer Restriction and Optional Conversion Agreement (the "Agreement") is entered into as of the 18th day of January, 2000 by and among Jack Singer, an individual ("Singer"); the persons and entities set forth on
Schedule 1 attached hereto (the "Investor Group 1"); the persons and entities set forth on Schedule 2 attached hereto (the "Investor Group 2"); the persons and entities set forth on Schedule 3 attached hereto (the "Insider Group"); and such other persons or entities who consent in writing to be bound by the terms of this Agreement (the "Additional Parties") (Singer, Investor Group 1, Investor Group 2, the Insider Group and the Additional Parties are sometimes collectively referred to herein as the "Stockholders"); FIDELITY HOLDINGS, INC., a Nevada corporation (the "Company"); Cars Acquisition, Inc., a Delaware corporation ("Acquisition Corp."), and CarsTV.com, Inc., a Virginia corporation ("Cars").

                                    RECITALS

            WHEREAS, the Company, Acquisition Corp., Cars, Singer, Investor Group 1, Investor Group 2, and the Insider Group have entered into that certain Merger Agreement (the "Merger Agreement") dated as of January 18, 2000, pursuant to which Cars is being merged with and into Acquisition Corp. in a transaction intended to qualify as a reorganization pursuant to Section 368(a)(2)(D) of the Internal Revenue Code of 1986, as amended, whereby Acquisition Corp. will remain a wholly-owned subsidiary of the Company (the "Merger");

            WHEREAS, it is a condition to the consummation of the transactions contemplated by the Merger Agreement that the Company and the Stockholders enter into this Agreement.

                                    AGREEMENT

            NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

            1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  a. "Affiliate" means, with respect to any specified Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, whether by contract, through one or more intermediaries, or otherwise. Unless otherwise qualified, all references to an "Affiliate" or to "Affiliates" in this Agreement shall refer to an Affiliate or Affiliates of the Company.

                  b. "Business Days" shall mean all days other than Saturday or Sunday or any day on which banking institutions in New York, New York are authorized or obligated by law to close.

                  c. "Common Stock" shall mean: (i) the common stock of the Company, par value $0.01 per share; (ii) any other capital stock of the Company into which such common stock is converted, exchanged, reclassified or reconstituted; (iii) any warrants or options exercisable for any of the foregoing; and (iv) any right to receive any of the foregoing other than upon conversion of any security convertible into any of the foregoing.

                  d. " Conversion Period " shall mean the period of time commencing from the effective date of a Qualified Initial Public Offering and terminating on the closing date of a Qualified Initial Public Offering.

                  e. "Company Market Price" shall mean the 10 day trailing average closing price of the Company's Common Stock on the NASDAQ National Market or Small Cap Market, as the case may be, immediately before the exercise of the Company Optional Conversion.

                  f. "IPO Company " shall mean either (i) Acquisition Corp. or
(ii) any directly or indirectly owned subsidiary of the Company which in turn either (a) owns all or a majority of the issued and outstanding capital stock of Cars or (b) owns all or a majority of the issued and outstanding capital stock or assets of Computerized Auto Resale Services, Inc. or Internet Creations, Inc., the wholly-owned subsidiaries of Cars on the date of this Agreement, whichever first consummates a Qualified Initial Public Offering.

                  g. "IPO Company Common Stock" shall mean: (i) the common stock of the IPO Company; (ii) any other capital stock of the IPO Company into which such common stock is converted, exchanged, reclassified or reconstituted; (iii) any warrants or options exercisable for any of the foregoing; and (iv) any right to receive any of the foregoing other than upon conversion of any security convertible into any of the foregoing.

                  h. "IPO Company Market Price" shall mean the 10 day trailing average closing price of the IPO Company's Common Stock on the NASDAQ National Market, Small Cap Market or OTC Bulletin Board, as the case may be, immediately before the exercise of the Stockholder Optional Conversion.

                  i. "IPO Price" shall mean the offering price of IPO Company Common Stock in a Qualified Initial Public Offering.

                  j. "Merger Shares" shall mean the 575,862 shares of Common Stock issued to the Stockholders in the Merger allocated as follows (i) Singer - 304,511 shares of Common Stock, (ii) Investor Group 1 - 71,868 shares of Common Stock, (iii) Investor Group 2 - 21,726 shares of Common Stock, and (iv) Insider Group - 177,757 shares of Common Stock.

                  k. "Person" means any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, governmental authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                  l. "Qualified Initial Public Offering" shall mean the initial public offering, underwritten by an underwriter selected by the Company, pursuant to an effective registration statement under the Securities Act, of an IPO Company.

                  m. "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

            2. Restrictions on Sale or Transfer of Shares.

                  a. General Prohibition. No Stockholder shall sell, assign, transfer, give, pledge, encumber or in any way dispose of (collectively, a "Transfer") any Merger Shares, or enter into an agreement to Transfer any Merger Shares, other than an agreement which is expressly subject to compliance with the provisions of this Section 2, without the express written consent of the Company. Any purported Transfer in violation of any provision of this Agreement shall be void and ineffective and shall not operate to Transfer any interest or title to the purported transferee. The prohibitions set forth in this Section 2(a) shall include, but shall not be limited to, unless specifically permitted hereunder, any agreement to limit, restrict or grant any voting rights with respect to any Merger Shares. The restrictions on Transfer contained in this
Section 2 shall terminate three years from the date hereof.

                  b. Permitted Transfers. (i) Subject to compliance with applicable Federal and state securities laws, each of Singer, and each member of the Insider Group, shall have the right to Transfer up to thirty three and one-third (33 1/3%) percent of his or its Merger Shares during the one year period commencing on the first anniversary of the closing date of the Merger, up to sixty-six and two-thirds (66 2/3%) percent of his or its Merger Shares during the one year period commencing on the second anniversary of the closing date of the Merger, and one hundred (100%) percent of his or its Merger Shares on or after the third anniversary of the closing date of the Merger, provided, however, that no Transfer of greater than 15,000 Merger Shares, with respect to Singer or any Person who is a member of the Insider Group, shall take place in any such one year period and no Transfer of greater than 3,750 Merger Shares, with respect to Singer or any Person who is a member of the Insider Group, shall take place in any three consecutive month periods within such one year period.

                        (ii) Subject to compliance with applicable Federal and state securities laws, each member of Investor Group I and Investor Group II, shall have the right to Transfer up to fifty (50%) percent of his or its Merger Shares during the one year period commencing on the first anniversary of the closing date of the Merger and up to one hundred (100%) percent of his or its Merger Shares on or after the second anniversary of the closing date of the Merger, provided, however, that no Transfer of greater than 15,000 Merger Shares, with respect to any Person who is a member of Investor Group I or Investor Group II, shall take place in any such one year period and no Transfer of greater than 3,750 Merger Shares, with respect to any Person who is a member of Investor Group I or Investor Group II, shall take place in any three consecutive month periods within such one year period.

                        (iii) The 3,750 Merger Share quarterly and 15,000 Merger Share annual Transfer limitations provided in clauses (i) and (ii) above shall be proportionately adjusted to reflect any one or more stock dividends, stock split-ups, subdivisions or consolidations of shares undertaken by the Company subsequent to the closing date of the Merger or any merger or consolidation of the Company with any other entity subsequent to the closing date of the Merger ("Post-Mergers Change in Capitalization").

                  c. Exempt Transfer. As used herein, the term "Exempt Transfer" shall mean (i) Transfers by any Stockholder to his or its respective Related Parties (as defined in Section 2(d)), (ii) Transfers by any of a Stockholder's Related Parties to such Stockholder, (iii) a Transfer by a Stockholder upon death of such Stockholder by inheritance or operation of law to the heirs or devises of such Stockholder, (iv) Transfers by any Stockholder solely to finance the payment of personal taxes of such Stockholder and only with the prior written consent of the Chief Financial Officer of the Company which consent shall not be unreasonably withheld, and (v) Transfers by a Stockholder of Merger Shares as collateral security for loans made to such Stockholder of up to $100,000 per Stockholder, provided, however, that (A) no such Transfer pursuant to this paragraph (c) (except as set forth in clauses (iv) and (v) above) shall be an Exempt Transfer unless the transferee agrees in writing to be bound by this Agreement as a Stockholder with respect to the shares received by such transferee and (B) the number of Merger Shares subject to foreclosure upon any lien, pledge or security interest granted pursuant to an Exempt Transfer described in clause (v) and any Transfer of such Merger Shares subsequent to such foreclosure shall count toward the annual and quarterly limitations on the Transfer of Merger Shares except that if such Foreclosure or Transfer subsequent to such foreclosure causes the Stockholder to exceed such annual or quarterly limitations, any excess over such annual or quarterly limitations shall be allowed without penalty and shall be treated as a Transfer or Transfers made during subsequent annual or quarterly periods.

                  d. Related Party. As used herein, the term "Related Party" with respect to any Stockholder means, as of the time of any Transfer, (i) any person or entity that, directly or indirectly, through one or more intermediaries, has voting control of, or is under common voting control with, such Stockholder, (ii) with respect to individuals, such Stockholder's spouse, parents, children, siblings and/or grandchildren, or (iii) a trust, corporation, partnership, limited liability company or other entity, whose beneficiaries, stockholders, partners, members or owners, or other persons or entities holding a controlling interest in which, consist of such Stockholder and/or such other persons or entities referred to in the immediately preceding clauses (i) or (ii), or (iv) with respect to any Stockholder which is a partnership, a limited liability company or a corporation, such Stockholders' current limited and general partners, members or Stockholders, respectively, in proportion to their ownership.

                  e. Opinion of Counsel. Notwithstanding any provision herein to the contrary, no Stockholder shall Transfer any Merger Shares unless such Stockholder shall first obtain an opinion of counsel satisfactory to the Company (which expense shall be borne by the Company) to the effect that such Transfer is either exempt from the registration provisions of the Securities Act or that the Securities Act is inapplicable to such Transfer.

            3. Company Conversion. The Company shall have the following rights with respect to the conversion of the Merger Shares into IPO Company Common Stock in connection with a Qualified Initial Public Offering (the "Company Optional Conversion"):

                  a. Company Optional Conversion. Subject to and in compliance with the provisions of this Section 3, up to fifty (50%) percent of any Stockholder's Merger Shares (the "Mandatory Merger Shares"), at the option of the Company, may be converted at any time during the Conversion Period into fully-paid and nonassessable shares of IPO Company Common Stock. The number of shares of IPO Company Common Stock to which a Stockholder shall be entitled upon conversion shall be the product obtained by multiplying the "Company Conversion Rate" then in effect (determined as provided in Section 3(b)) by the number of Mandatory Merger Shares being converted.

                  b. Company Conversion Rate. The Company conversion rate in effect at any time during the Conversion Period for conversion of the Mandatory Merger Shares (the "Company Conversion Rate") shall be the quotient obtained by dividing the Company Market Price by the product of (i) 90% and (ii) the IPO Price.

                  c. Mechanics of Conversion. Upon the occurrence of the event specified in Section 3(a) above, the outstanding Mandatory Merger Shares shall be converted into IPO Company Common Stock automatically without any further action by the holders of such Mandatory Merger Shares and whether or not the certificates representing such shares are surrendered to the Company or its transfer agent; provided, however, that the IPO Company shall not be obligated to issue certificates evidencing the shares of IPO Company Common Stock issuable upon such conversion unless the certificates evidencing such shares of Mandatory Merger Shares are either delivered to the Company or its transfer agent as provided below, or the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates. Upon surrender by any holder of the certificates formerly representing shares of Mandatory Merger Shares, or the delivery of the indemnification agreement described above, at the office of the Company or any transfer agent for such securities, there shall be issued and delivered to such holder promptly at such office and in its name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of IPO Company Common Stock into which the Mandatory Merger Shares surrendered were convertible on the date on which such automatic conversion occurred. Until surrendered as provided above, each certificate formerly representing shares of Mandatory Merger Shares shall be deemed for all corporate purposes to represent the number of shares of IPO Company Common Stock resulting from such automatic conversion.

                  d. No Fractional Shares. No fractional shares of IPO Company Common Stock shall be issued upon conversion of Mandatory Merger Shares; if the conversion would otherwise result in the issuance of any fractional share, in lieu of a fractional share, the Stockholder will receive one additional share of IPO Company Common Stock.

            4. Stockholder Conversion. Each Stockholder shall have the following rights with respect to the conversion of the Merger Shares into IPO Company Common Stock (the "Stockholder Optional Conversion") :

                  a. Stockholder Optional Conversion. Subject to and in compliance with the provisions of this Section 4, in the event, and only in the event, that the Company does not exercise the Company Optional Conversion in whole or in part, up to fifty (50%) percent (taken together with any Mandatory Merger Shares converted in connection with any Company Optional Conversion) of any Stockholder's Merger Shares, at the option of such Stockholder, may be converted at any time during the Conversion Period into fully-paid and nonassessable shares of IPO Company Common Stock. The number of shares of IPO Company Common Stock to which a Stockholder shall be entitled upon conversion shall be the product obtained by multiplying the "Stockholder Conversion Rate" then in effect (determined as provided in Section 4(b)) by the number of Merger Shares being converted.

                  b. Stockholder Conversion Rate. The IPO Company conversion rate in effect at any time during the Conversion Period for conversion of the Merger Shares (the "Stockholder Conversion Rate") shall be the quotient obtained by dividing the Company Market Price by the product of (i) 90% and (ii) the IPO Price.

                  c. Mechanics of Conversion. Each holder of Merger Shares who desires to convert the same into shares of IPO Company Common Stock pursuant to this Section 4 shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Company or any transfer agent for such securities or if such certificates have been lost, stolen or destroyed the holder notifies the Company or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement reasonably satisfactory to the Company to indemnify the Company from any loss incurred by it in connection with such certificates, and shall give written notice to the Company at such office that such holder elects to convert the same. Such notice shall state the number of shares of Merger Shares being converted. Thereupon, the Company shall cause the IPO Company to promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of IPO Company Common Stock to which such holder is entitled. Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificate representing the shares of Merger Shares to be converted or the delivery of the indemnification agreement described above, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

                  d. No Fractional Shares. No fractional shares of IPO Company Common Stock shall be issued upon conversion of Merger Shares; if the conversion would otherwise result in the issuance of any fractional share, in lieu of a fractional share, the Stockholder will receive one additional share of IPO Company Common Stock.

            5. Legend on Stock Certificates. (a) Each Stockholder agrees that the certificates representing Shares subject to the provisions of this Agreement shall be endorsed as follows:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state and may not be sold or otherwise disposed of except pursuant to an effective registration statement under such Act and applicable state securities laws or pursuant to an applicable exemption to the registration requirements of such Act or such laws.

            The shares of stock represented by this certificate are subject to a Transfer Restriction and Optional Conversion Agreement dated as of January 18,

            2000, as may be amended from time to time, and said shares may not be sold, transferred, assigned, hypothecated or otherwise disposed of except in accordance with the terms of such Agreement. Such Agreement may be examined at the principal place of business of the Company and a copy thereof will be furnished without charge to the holder of this certificate upon receipt by the Company at its principal place of business or registered office of a written request from the Stockholder."

            (b) The Company agrees that the second paragraph of the endorsement or legend specified in section 5(a) above may be removed from certificates representing Merger Shares upon the request of any Stockholder holding such Merger Shares upon the occurrence of any of the following: (i) the termination of this Agreement, (ii) with respect to any Merger Shares held by a transferee upon any Transfer, or any Exempt Transfer other than an Exempt Transfer specified in Section 2(c)(i)-(iii) above, immediately upon such Transfer or Exempt Transfer, or (iii) three years from the date hereof.

            6. Miscellaneous.

                  a. Termination. This Agreement shall terminate upon the occurrence of the earliest of the following to occur: (i) the mutual written consent of each party hereto, or (ii) ten years from the date hereof. Upon such termination all rights and obligations of the parties hereto shall terminate.

                  b. Notices. All offers, notices, acceptances, requests of other communications hereunder shall be in writing and shall be delivered (i) in person, (ii) by certified or registered mail, return receipt requested (or if certified or registered mail or return receipt is not available, then by similar means), (iii) by Federal Express or other nationally recognized overnight carrier service which issues confirmation of delivery, or (iv) by confirmed facsimile transmission, to the Company at its principal office and to the Stockholders at the addresses or facsimile numbers set forth on Schedule 1 hereto or to such other addresses or facsimile number, as applicable, as any party hereto may designate to the other in writing. Any such notice shall be deemed to be given (i) when delivered, if delivered personally or by Federal Express or other nationally recognized overnight courier service, (ii) on the third (3rd) Business Day after the date of mailing, if sent by certified or registered mail, or (iii) upon confirmation of receipt, if delivered by facsimile transmission.

                  c. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their successors, heirs, personal representatives and assigns.

                  d. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the principles of conflicts of law of such state.

                  e. Severability. If any provision of this Agreement is invalid or unenforceable, such invalidity shall not invalidate or render unenforceable any other part of this Agreement, but the Agreement shall be construed as not containing the particular provision or provisions held to be invalid or unenforceable, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

                  f. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which taken together, shall constitute one and the same instrument.

                  g. Headings. Section numbers and headings are provided for convenience only and for no other purpose. Such headings shall have no effect upon the terms of this Agreement including, but not limited to, the limitation or expansion of any provision hereof.

                  h. Amendment. This Agreement and any of the terms hereof may be amended, changed, waived or discharged only by an instrument in writing signed by all of the parties hereto.

            7. Confidential and/or Proprietary Information. The Stockholders will have access to confidential information consisting of trade secrets, Company data, business methods and know-how, including, but not limited to, the Company's customers or accounts and all customer lists, sales information, employee lists, financial records and information with respect to the business of the Company (the "Confidential and/or Proprietary Information"). All of the Confidential and/or Proprietary Information shall be the sole and exclusive property of the Company and none of the Confidential and/or Proprietary Information shall, without the express written consent of the Company, (a) be disclosed to a third party other than persons associated with the Stockholders or a Related Party and such persons' financial and legal advisors, provided, however, that any Stockholder may disclose any such Confidential and/or Proprietary Information which it is required to disclose to any governmental authority by law or subpoena or judicial process or in connection with a registered public offering under the Securities Act, or (b) be used by any Stockholder or Related Party for any purpose other than in connection with such persons' investment in the Company and Company purposes. Confidential and/or Proprietary Information shall not include information (i) in the public domain (other than as a result of a breach of this Agreement), (ii) in a Stockholder's possession prior to its receipt from the Company pursuant to this Agreement or
(iii) independently known through a party other than the Company, which party has no duty of confidentiality to the Company.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK. SIGNATURES FOLLOW ON NEXT PAGE]

            IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement or caused this Agreement to be duly executed and delivered by their respective partners, officers, trustees or authorized representatives, as the case may be, thereunto duly authorized as of the date first above written.


                                         _______________________________________
                                         Jack H. Singer


                                         FIDELITY HOLDINGS, INC.

                                         By:____________________________________
                                         Bruce Bendell, Chief Executive Officer


                                         CARS ACQUISITION, INC.

                                         By:____________________________________


                                         CarsTV.com, Inc.

                                         By:____________________________________


                                         _______________________________________
                                         C. Meade Rhoads, Jr.

                                          Bear Stearns c/f John Schneider SEP
                                          IRA (616-48014)
                                          By:___________________________________
                                          John S. Schneider


                                          Springfield Land Development Co.,
                                          L.L.C.
                                          By:___________________________
                                          Stuart E. Haynes, Jr., Manager


                                          Stuart E. Haynes, Jr. and Sharon C.
                                          Haynes, tenants by the entireties with
                                          right of survivorship as at common law

                                          ______________________________________
                                          Stuart E. Haynes, Jr.


                                          ______________________________________
                                          Sharon C. Haynes


                                          ______________________________________
                                          William S. Greenleaf


                                          ______________________________________
                                          O. V. Maiden


                                          ______________________________________
                                          John F. Senn


                                          David Jones & Associates, Ltd.
                                          By:___________________________________
                                                David N. Jones


                                          Robert E. And Marian M. Weber Trust

                                          By:___________________________________
                                                Robert M. Weber, Trustee

                                          By:___________________________________
                                                Elaine L. McGhie, Trustee


                                          ______________________________________
                                          Brian M. Raskin, D.D.S.


                                          ______________________________________

                                          Brian M. Raskin, D.D.S., custodian for
                                          Steven Raskin, a minor

                                          ______________________________________
                                          Brian M. Raskin, D.D.S., custodian for
                                          Geoffrey Raskin, a minor


                                          ______________________________________
                                          Edmund R. Rhoads


                                          ______________________________________
                                          T. K. Hughes


                                          ______________________________________
                                          Robert J. Holmquist


                                          Donald G. Agee, Jr. and Lisa G. Agee,
                                          tenants by the entireties with right
                                          of survivorship as at common law

                                          ______________________________________
                                          Donald G. Agee, Jr.


                                          ______________________________________
                                          Lisa G. Agee


                                          ______________________________________
                                          Barry D. Crawford


                                          ______________________________________
                                          H. R. Pollard, IV


                                          ______________________________________
                                          Ellen K. November


                                          ______________________________________
                                          Shelly N. Gouldin


                                          ______________________________________
                                          Debra N. Brown


                                          ______________________________________
                                          C. Raine Sydnor, III

                                          Robert M. Weber and Siobhan A.
                                          Weber, tenants by the entireties with
                                          right of survivorship as at common law

                                          ______________________________________
                                                Robert M. Weber


                                          ______________________________________
                                                Siobhan A. Weber


                                          ______________________________________
                                          Christopher Arlis Hanes


                                          ______________________________________
                                          Richard F. Popp


                                          ______________________________________
                                          Robert B. Stone


                                          James L. Aldrich, Jr. and Lisa T.
                                          Aldrich, tenants by the entireties
                                          with right of survivorship as at
                                          common law

                                          ______________________________________
                                          James L. Aldrich, Jr.


                                          ______________________________________
                                          Lisa T. Aldrich


                                          ______________________________________
                                          John Daniel Zodun


                                          James N. Breissinger and Linda M.
                                          Breissinger, tenants by the entireties
                                          with right of survivorship as at
                                          common law

                                          ______________________________________
                                          James N. Breissinger


                                          ______________________________________
                                          Linda M. Breissinger


                                          Bob Wood and Janet L. Wood, tenants
                                          by the entireties with right of
                                          survivorship as at common law

                                          ______________________________________
                                          Bob Wood


                                          ______________________________________
                                          Janet L. Wood


                                          ______________________________________
                                          Lynn Martel Ferguson


                                          Dwayne E. Carter and Sasha M.
                                          Carter, tenants by the entireties with
                                          right of survivorship as at common law


                                          ______________________________________
                                          Dwayne E. Carter


                                          ______________________________________
                                          Sasha M. Carter


                                          ______________________________________
                                          D. Brandon Creekmore


                                          ______________________________________
                                          Tadd Stiles Bartley


                                          ______________________________________
                                          Richard V. Meyers


                                          ______________________________________
                                          Bryan M. Mark


                                          Aubrey H. Perry, III and Anne P.
                                          Perry, tenants by the entireties with
                                          right of survivorship as at common law

                                          ______________________________________
                                          Aubrey H. Perry, III


                                          ______________________________________
                                          Anne P. Perry


                                          ______________________________________
                                          Stephen H. Garrison


                                          ______________________________________
                                          John W. Porter, Jr.


                                          ______________________________________
                                          Antonio S. Burgess


                                          ______________________________________
                                          Roy P. Fernbach


                                          ______________________________________
                                          Brian K. Evans


                                          ______________________________________

                                          ______________________________________
                                          Justin L. Hall


                                          ______________________________________
                                          Amanda M. Schenck


                                          ______________________________________
                                          Lillian E. Rosenberger


                                          ______________________________________
                                          Patricia K. Hurst


                                          ______________________________________
                                          Kathleen B. Canada


                                          ______________________________________
                                          Seth L. Belkin


                                          ______________________________________
                                          Hooi Min Ong


                                          ______________________________________
                                          Angela M. Hower


                                          ______________________________________
                                          Jeffrey R. Bush


                                          ______________________________________
                                          Phillip V. Daffron, Jr.


                                          ______________________________________
                                          April R. Doom

                                   SCHEDULE 1

C. Meade Rhoads, Jr.
Bear Stearns c/f John Schneider SEP IRA (616-48014)
Springfield Land Development Co., L.L.C.
Stuart E. Haynes & Sharon C. Haynes, TbyEWROS
William S. Greenleaf
O.V. Maiden
John F. Senn
David M. Jones*
Robert E. and Marian M. Weber Trust
Brian Raskin, DDS
Brian Raskin, DDS, custodian for Steven Raskin, a minor
Brian Raskin, DDS, custodian for Geoffrey Raskin, a minor
Edmund R. Rhoads
T.K. Hughes
Robert J. Holmquist
Donald G. Agee & Lisa G. Agee, TbyEWROS

* Note: Mr. Jones would like any new certificates registered as follows: Dave Jones and Associates, Ltd.

                                   SCHEDULE 2

Barry D. Crawford
H.R. Pollard, IV
Ellen K. November
Shelly N. Gouldin
Debra N. Brown

                                   SCHEDULE 3

C. Raine Sydnor, III
Robert M. Weber and Siobhan A. Weber, TbyEWROS
Christopher Arlis Hanes
Richard F. Popp
Robert B. Stone
James L. Aldrich, Jr. and Lisa T. Aldrich, TbyEWROS
John Daniel Zodun
James N. Breissinger and Linda M. Breissinger, TbyEWROS
Bob Wood and Janet L. Wood, TbyEWROS
Lynn Martel Ferguson
Dwayne E. Carter and Sasha M. Carter, TbyEWROS
D. Brandon Creekmore
Tadd Stiles Bartley
Richard V. Meyers
Bryan M. Mark
Aubrey H. Perry, III and Anne P. Perry, TbyEWROS
Stephen H. Garrison
John W. Porter, Jr.
Antonio S. Burgess
Roy P. Fernbach
Brian K. Evans
Justin L. Hall
Amanda M. Schenck
Lillian E. Rosenberger
Patricia K. Hurst
Kathleen B. Canada
Seth L. Belkin
Hooi Min Ong
Angela M. Hower
Jeffrey R. Bush
Phillip V. Daffron, Jr.
April R. Doom


                                      -17-